February 26, 2019

SYMONS VALUE INSTITUTIONAL FUND (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated February 25, 2019

Class II shares were added by a prospectus effective February 25, 2019. The Board of Trustees of Unified Series Trust has approved the conversion of the Fund’s Class I shares into Class II shares, which is expected to take place after the close of business on March 27, 2019. Class II shares are not available for purchase until after the conversion has taken place.

Shareholders who currently hold Class I shares will receive Class II shares equivalent in aggregate value at the time of conversion, and affected shareholders will experience lower net operating expense ratios. The share class conversion is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders.

Effective immediately following the conversion of Class I shares into Class II shares, Symons Capital Management, Inc. the Fund’s investment adviser, has contractually agreed to reduce the management fee on Class II shares to 0.90%, and to reduce the expense cap for Class II shares so that total operating expenses (excluding certain expenses described in footnote 2 to the fee table shown below) do not exceed 0.97% of the Fund’s average daily net assets.

The Fees and Expenses of the Fund and Expense Example sub-sections in the Summary Section of the prospectus will be deleted and replaced as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class II
Management Fees	0.90%
Distribution (12b-1) Fees	NONE
Other Expenses
Administrative Services Fees	0.10%
Remaining Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and/or Expense Reimbursement1	(0.46%)
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	0.98%

1	The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the average daily net assets of the Class II shares, through March 31, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$ 100	$ 312	$ 648	$ 1,598

The second paragraph of the Investment Adviser sub-section in the Additional Information About Management of the Fund section of the prospectus is replaced with the following paragraph:

For its advisory services, the Adviser is paid a fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary that the total annual operating expenses of the Class II shares, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the average daily net assets of the Class II shares through March 31, 2022. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The second paragraph of the Investment Adviser section in the Statement of Additional Information is replaced with the following paragraph:

For its advisory services, the Adviser is paid a fee at the annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the Fund’s average daily net assets. The contractual agreement is in effect through March 31, 2022. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated February 25, 2019, and retain it for future reference.